UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2005
POLYMEDICA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-19842	04-3033368

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 State Street, Woburn, Massachusetts	01801

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 933-2020
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     (a) Creation of a Direct Financial Obligation
     On August 26, 2005, PolyMedica Corporation (the “Company”) completed its purchase of all of the outstanding equity interests of National Diabetic Pharmacies, LLC, a Virginia limited liability company and the successor in interest to National Diabetic Pharmacies, Inc., a Virginia corporation (“NDP”), pursuant to the Equity Purchase Agreement dated August 5, 2005 (the “Purchase Agreement”) with National Pharmacies Group, Inc., a Delaware corporation (the “Seller”), for a purchase price of $55,783,718 million in cash. The purchase was funded by borrowings under the Company’s existing $195 million, five-year revolving credit facility pursuant to a Credit Agreement dated as of April 12, 2005, as amended (the “Credit Agreement”), by and among the Company, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent.
     A copy of the Credit Agreement and the amendment thereto are filed as exhibits to this report and are incorporated by reference herein. The foregoing description of the Credit Agreement is qualified in its entirety by reference to such exhibits.
Item 8.01 Other Events.
     On August 30, 2005, the Company issued a press release announcing the closing of its acquisition of National Diabetic Pharmacies, LLC. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits:
(4.1)	Credit Agreement, dated April 12, 2005, between PolyMedica Corporation and Bank of America, N.A., Wachovia Bank, National Association, Citizens Bank of Massachusetts, Banc of America Securities LLC and Wachovia Capital Markets, LLC. [Incorporated by reference to Exhibit 10.1 of PolyMedica Corporation Current Report on Form 8-K dated April 12, 2005 (File No. 001-13690)]

(4.2)	Credit Agreement Supplement and Amendment, dated as of May 24, 2005. [Incorporated by reference to Exhibit 99(b)(2) of PolyMedica Corporation Form SC-TO-I — Tender Offer Statement by Issuer dated May 26, 2005 (File No. 001-13690)]

(99.1)	Press Release dated August 30, 2005 announcing closing of acquisition of National Diabetic Pharmacies, LLC.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMEDICA CORPORATION
Date: September 1, 2005	By:	/s/ Devin J. Anderson
Devin J. Anderson
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
(4.1)	Credit Agreement, dated April 12, 2005, between PolyMedica Corporation and Bank of America, N.A., Wachovia Bank, National Association, Citizens Bank of Massachusetts, Banc of America Securities LLC and Wachovia Capital Markets, LLC. [Incorporated by reference to Exhibit 10.1 of PolyMedica Corporation Current Report on Form 8-K dated April 12, 2005 (File No. 001-13690)]
(4.2)	Credit Agreement Supplement and Amendment, dated as of May 24, 2005. [Incorporated by reference to Exhibit 99(b)(2) of PolyMedica Corporation Form SC-TO-I — Tender Offer Statement by Issuer dated May 26, 2005 (File No. 001-13690)]
(99.1)	Press Release dated August 30, 2005 announcing closing of acquisition of National Diabetic Pharmacies, LLC.